EXHIBIT 10.5

PARTICIPANTS AS OF JANUARY 1, 2016
UNDER THE EXECUTIVE MANAGEMENT INCENTIVE PLAN

Mark S. Sutton	Chairman and Chief Executive Officer

W. Michael Amick, Jr.	SVP – North American Papers, Pulp &
Consumer Packaging

C, Cato Ealy	SVP – Corporate Development

William P. Hoel	SVP – Container The Americas

Tommy S. Joseph	SVP – Manufacturing, Technology, EHS&S
& Global Sourcing

Thomas G. Kadien	SVP – Human Resources, Communications &
Global Government Relations

Glenn R. Landau	SVP – President, IP Latin America

Tim S. Nicholls	SVP – Industrial Packaging

Jean-Michel Ribieras	SVP – President, IP Europe, Middle East,
Africa & Russia

Carol L. Roberts	SVP – Chief Financial Officer

Sharon R. Ryan	SVP – General Counsel & Corporate
Secretary

Any other individual elected to the position of Senior Vice President or above during 2016

EXHIBIT 10.5

EXECUTIVE MANAGEMENT INCENTIVE PLAN
2016 COMPANY BUSINESS OBJECTIVE AND INTERMEDIATE PERFORMANCE OBJECTIVES

Plan Element	162(m) Limit Approved by Committee
Company Business Objective:	• Positive EBITDA Before Special Items
Intermediate Performance Objectives:	• Same as 2016 Management Incentive Plan objectives